JAMES RIVER BANKSHARES, INC.
       AMENDED AND RESTATED STOCK/CASH PLAN FOR PAYMENT OF DIRECTORS' FEES



SECTION  1.  PURPOSE.

         The purpose of the Plan is to promote the interest of the Company and its shareholders by (i) attracting, retaining, and motivating experienced and knowledgeable directors of the Company and its subsidiaries; and (ii) enabling directors of the Company and its subsidiaries to invest in the Company and to participate in the long-term success of the Company by electing to receive all or a portion of their fees for service as a director in the form of JRB Stock.

SECTION  2.  DEFINITIONS.

         For purposes of the Plan, the following terms shall have the meanings set forth below:

                  (a) "BOARD" means the Board of Directors of the Company.

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

                  (c) "COMMITTEE" means the Compensation Committee of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

                  (d) "COMPANY" means James River Bankshares, Inc., a corporation organized under the laws of the Commonwealth of Virginia.

                  (e) "ELECTION" means the election made by an Eligible Director to receive all or a portion of his/her director's fees in JRB Stock under the Plan.

                  (f) "ELIGIBLE DIRECTOR" means a member of the Board or a member of a Subsidiary's Board eligible to elect to receive all or a portion of his/her director's fees in JRB Stock under the Plan.

                  (g) "EFFECTIVE DATE" means the date of shareholder approval of the Plan.

                  (h) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.


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                  (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

                  (j) "FAIR MARKET VALUE" means as of any given date, the average last reported sale price of the JRB Stock on the NASDAQ National Market (consolidated trading) for the ten (10) trading days ending on the Friday preceding the meeting for which the Participant is to be paid. (For example, if the meeting is on Wednesday, March 20, then the Fair Market Value will be calculated using the last reported sale price for the JRB Stock for the ten (10) days the NASDAQ National Market was open for trading prior to and ending on Friday, March 15.)

                  (k) "JRB STOCK" means the Common Stock, $5.00 par value per share, of the Company.

                  (l) "PARTICIPANT" means an Eligible Director who has elected to receive all or a portion of his/her director's fees in JRB Stock.

                  (m) "PLAN" means the James River Bankshares, Inc. Stock/Cash Plan for Payment of Directors' Fees, as set forth herein and as it may be amended from time to time.

                  (n) "SEC" means the Securities and Exchange Commission.

                  (o) "SUBSIDIARY" means a corporation or other business entity of which the Company owns a majority of the voting shares or interests, and any subsidiary of a Subsidiary, as long as the parent's subsidiary owns voting control of the shares or interests of such subsidiary.

                  (p) "SUBSIDIARY'S BOARD" means the Board of Directors of a Subsidiary.

SECTION  3.  ADMINISTRATION.

         The Committee will administer the Plan, subject to approval of the Board. The Committee is authorized to interpret the provisions of the Plan and to resolve all disputes arising under the Plan. Any determination of the Committee shall be final and binding upon all persons having or claiming any interest under the Plan.

SECTION  4.  SHARES OF STOCK SUBJECT TO THE PLAN.

         The stock to be subject to the Plan shall be authorized and unissued shares of JRB Stock. The maximum number of shares of JRB Stock that may be issued under the Plan may not exceed in the aggregate 3% of the issued and outstanding JRB Stock at any time.


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SECTION  5.  CAPITAL ADJUSTMENTS.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the JRB Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, as may be determined to be appropriate by the Committee in its sole discretion.

SECTION  6.  ELIGIBILITY.

         Only elected directors of the Company or elected directors of a Subsidiary are eligible to be a Participant under the Plan.

SECTION  7.  RIGHTS UNDER THE PLAN.

         An Eligible Director may elect to receive all or a portion of his/her earned fees for attendance at a meeting of the board or committee of the board on which the Eligible Director serves in the form of JRB Stock, rather than in cash. The number of shares of JRB Stock to which a Participant shall be entitled shall be determined by dividing the amount owed to the Participant for attendance at the board or committee meeting by the Fair Market Value of the JRB Stock.

SECTION  8.  ELECTION TO PARTICIPATE.

         Within three weeks of election, each Eligible Director shall complete a Fee Authorization Form in the form attached hereto as Exhibit A, on which form the Eligible Director shall designate how his/her fees are to be paid during the Eligible Director's term. The Eligible Director may revise his/her election annually by completing a new Fee Authorization Form within three weeks of his/her re-election to serve as a director.


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         Payment may be in cash, in stock, or in a combination of cash and stock, as indicated by percentage. The Fee Authorization Form shall be given to the Corporate Secretary of the Company, as the case may be, for processing. In the event an Eligible Director fails to complete the Fee Authorization Form, such failure shall constitute an election to receive his/her fees in cash.

         After each meeting of the Board or a Subsidiary Board, the Company's Corporate Secretary shall notify the Company's Registrar, in writing, indicating the number of whole shares to be issued to each Participant. The number of whole shares will be determined by dividing the fee to be paid to the Participant in stock by the Fair Market Value of JRB Stock. Any remaining amount will be paid by check, not by the issuance of fractional shares.

SECTION  9.  TAX TREATMENT.

         Participants shall be advised that the issuance of JRB Stock as payment for their directors' fees shall constitute receipt of compensation for purposes of federal and state income tax.

SECTION  10.  AMENDMENT AND TERMINATION.

         The Board may terminate or amend this Plan at any time and from time to time; provided, however, that the Board may not, without approval of the shareholders of the Company, increase the maximum number of shares of JRB Stock reserved for issuance under the Plan (other than for adjustments pursuant to Section 5), materially increase the benefits accorded to Participants under the Plan or change the description of the individuals eligible to participate in the Plan. No termination of or amendment to the Plan may adversely affect the rights of a Participant with respect to any Election made by a Participant as of the date of such termination or amendment without such Participant's consent.

SECTION  11.  GENERAL PROVISIONS.

                  (a) The Committee may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of JRB Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange or automated quotation system upon which the JRB Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


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                  (b) The adoption of the Plan and/or the Election by an
Eligible Director shall not confer upon any director of the Company or of a Subsidiary any right to continue as a member of the Board or the Subsidiary's Board.

                  (c) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any issuable JRB Stock or amounts payable in the event of the Participant's death are to be paid.

                  (d) This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except to the extent federal law and the rules and regulations promulgated thereunder by the SEC apply.

                  (e) It is the intent of the Company that transactions involving equity securities under the Plan be exempt under Rule 16b-3 under the Exchange Act. Accordingly, if any provision of the Plan does not comply with the requirements of Rule 16b-3 as then applicable to such a transaction, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such transaction.

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                                    EXHIBIT A

                               BOARD OF DIRECTORS

                                FEE AUTHORIZATION



In accordance with the James River Bankshares, Inc. Stock/Cash Plan for Payment of Directors' Fees Plan approved by the shareholders on May 23, 1996, authorizing payment of Directors' fees either in dollars or the equivalent value of shares of James River Bankshares, Inc. common stock, or a combination thereof, I elect to receive my fee for the regular meetings of the board of directors and all committee meetings during the period commencing
___________________ and terminating _______________________, as follows:

                ______   cash only

                ______   stock only

                ______   combination (in percentages)  ______ stock  ______ cash


         Please send check and/or stock certificates to the following address:

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                                    (EXACT NAME FOR STOCK CERTIFICATE)

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         I understand that receipt of the stock in lieu of cash will be considered a taxable event as though I had received the actual cash.

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                                           Director
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Date